Exhibit 10.10

COMMITTED CAPITAL HOLDINGS LLC

August 10, 2011

Mr. Philip Wagenheim
Vice Chairman
Broadband Capital Management LLC
712 Fifth Avenue
New York, NY 10019

Re: Committed Capital Acquisition Corporation (SEC File No. 333-174599)

Gentlemen:

This letter agreement (the “Agreement”) relates to the initial public offering (the “Offering”) by Committed Capital Acquisition Corporation, a Delaware corporation (the “Company”), of Units consisting of one share of common stock and a warrant to purchase one share of common stock (the “Units”).

In connection with the Offering, the undersigned acquired 315,486 shares of the Company’s common stock (the “Shares”). Jason Eiswerth, a director of the Company and a Managing Director of Broadband Capital Management LLC (the “Underwriter”), owns 33.6% of the membership interest of Committed Capital Holdings LLC and, as the managing member of Committed Capital Holdings LLC, holds sole voting and dispositive power over the Shares.

Pursuant to FINRA Rule 5110(g), we hereby agree that, during the Lock-Up Period (as defined in the rule and below), the undersigned shall not directly or indirectly, offer, sell, agree to offer or sell, transfer, assign, pledge, hypothecate or subject to hedging, short sale, derivative, put or call transaction, the Shares, other than to (i) the Underwriter or a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Underwriter or of any selected dealer. As used herein, the term “Lock-Up Period” means the period beginning on the date the referenced registration statement is declared effective by the Securities and Exchange Commission and ending on the one hundred eighty day (180) day anniversary of such date.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

[Signature Page Follows]

Very truly yours,

/s/ Jason Eiswerth
Jason Eiswerth on his own behalf
and on behalf of Committed Capital Holdings LLC

ACCEPTED AND AGREED TO AS OF
THIS 10th DAY OF AUGUST, 2011

BROADBAND CAPITAL MANAGEMENT LLC

By:	/s/ Philip Wagenheim
Name: Philip Wagenheim
Title: Vice Chairman